Exhibit 10.2

SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective as of the 2nd day of May 2012 (the “Seventh Amendment Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended by the First Amendment to Second Amended and Restated Credit Agreement effective as of June 30, 2011, the Second Amendment to Second Amended and Restated Credit Agreement effective as of August 15, 2011, the Third Amendment to Second Amended and Restated Credit Agreement effective as of September 28, 2011, the Fourth Amendment to Second Amended and Restated Credit Agreement effective as of December 6, 2011, the Fifth Amendment to Second Amended and Restated Credit Agreement and Second Amendment to Amended and Restated Security and Pledge Agreements effective as of February 14, 2012, the Sixth Amendment to Second Amended and Restated Credit Agreement effective as of May 2, 2012 and as further amended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Amendment to Section 9.01.  Section 9.01 of the Credit Agreement is hereby amended to restate paragraph (a) thereof in its entirety as follows:

“(a)                           Current Ratio.  Commencing with the fiscal quarter ending March 31, 2011, the Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets of the Borrower and the Restricted Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under FAS 133) to (ii) consolidated current liabilities of the Borrower and the Restricted Subsidiaries (excluding non-cash

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obligations under FAS 133) (such ratio, the “Current Ratio”) to be less than 1.0 to 1.0; provided that, if the Capital One Debt is outstanding on June 30, 2012, then commencing with the fiscal quarter ending June 30, 2012, the Borrower will not permit, as of the last day of such fiscal quarter and any fiscal quarter thereafter, the Current Ratio to be less than 1.05 to 1.0; provided further, that if the Capital One Debt is repaid in full and the commitments thereunder are terminated, then commencing with the fiscal quarter during which such repayment and termination occur, the Borrower will not permit, as of the last day of such fiscal quarter and any fiscal quarter thereafter, the Current Ratio to be less than 1.0 to 1.0; provided still further, that, in the event the Borrower does not issue Second Lien Debt and does not issue Senior Notes and does not consummate the Baytex Acquisition, then, with respect to the fiscal quarter ending June 30, 2012 only, (A) the Borrower shall not permit the Current Ratio to be less than 0.85 to 1.0, and (B) the Borrower shall be permitted to effect an Interim Redetermination by July 31, 2012, utilizing a Reserve Report dated on or about June 30, 2012, and such redetermined Borrowing Base shall be used to calculate the Current Ratio as of and for the fiscal quarter ending June 30, 2012.

3.                                      Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

4.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Seventh Amendment Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

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5.                                      Conditions to Effectiveness.  This Amendment shall be effective on the Seventh Amendment Effective Date upon satisfaction of the following conditions:

(a)                                 the Borrower, the Guarantors and the Required Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment; and

(b)                                 the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment.

6.                                      Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

7.                                      Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

8.                                      Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Seventh Amendment Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC,
its general partner

	By:	Magnum Hunter Resources Corporation,
its sole member

		By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Seventh Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Seventh Amendment to Credit Agreement

MHR CALLCO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC.,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to Seventh Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President

Signature Page to Seventh Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Joseph A. Bliss
Joseph A. Bliss
Managing Director

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Matthew Molero
Matthew Molero
Vice President

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark Serice
Mark Serice
Senior Vice President

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Craig Hanselman
Craig Hanselman
Vice President

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Irja R. Otsa
Associate Director

By:	/s/ Joselin Fernandes
Joselin Fernandes
Associate Director

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ John Miller
John Miller
Vice President

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Michael Getz
Vice President

By:	/s/ Marcus M. Tarkington
Marcus M. Tarkington
Director

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Shaheen Malik
Shaheen Malik
Vice President

By:	/s/ Michael Spaight
Michael Spaight
Associate

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Michelle Latzoni
Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Scott Mackey
Scott Mackey
Director

Signature Page to Seventh Amendment to Credit Agreement

LENDER

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

LENDER

ABM AMRO CAPITAL USA LLC

By:	/s/ David L. Montgomery
Name:	David L. Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Seventh Amendment to Credit Agreement